UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 21, 2004

Commission File Number: 000-49971

OCEAN WEST HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	71-0876952
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

15991 Redhill Avenue, Suite 110
Tustin, California 92780
(Address of principal executive offices, including zip code)

(714) 247-4200
(Registrant’s telephone number, including area code)

OCEAN WEST HOLDING CORPORATION

Item 5. Other Events and Required FD Disclosure

     On January 21, 2004, Registrant issued a press release announcing an agreement with Freedom Mortgage Corporation and First Fidelity Capital Markets, a copy of which is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (b) Exhibits

Exhibit No.	Description

99.1	Press Release
99.2	Agreement and Addendum

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: January 21, 2004	OCEAN WEST HOLDING CORPORATION

	By:	/s/ Daryl S. Meddings

Daryl S. Meddings
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)